                                                             EXHIBIT - (g)(viii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                          EFFECTIVE DATE
----                                                                          --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                      May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                           May 1, 1993

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                             November 10, 1994

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

B. Other Funds
--------------
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                               February 25, 2003

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                            June 6, 1995

Schwab Municipal Money Fund-Select Shares

Schwab Municipal Money Fund-Institutional Shares

Schwab California Municipal Money Fund-Value Advantage Shares                 June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage             June 6, 1995
Shares

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: ____________________________
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: ____________________________
                                        Randall W. Merk,
                                        Executive Vice President

Dated: ________________

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                             FEE
             ----                                                             ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                         An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Government Money Fund                                     An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Municipal Money Fund-Sweep Shares                         An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                          twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab California Municipal Money Fund-Sweep Shares              An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)               twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab US Treasury Money Fund                                    An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab New York Municipal Money Fund-Sweep Shares                An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                 twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Government Cash Reserves Fund                             An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab New Jersey Municipal Money Fund                           An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Pennsylvania Municipal Money Fund                         An annual fee, payable monthly, of

                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Florida Municipal Money Fund                              An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund-Investor Shares                An annual fee, payable monthly, of
                                                                              seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

             Schwab Value Advantage Money Fund-Institutional Shares           An annual fee, payable monthly, of
                                                                              seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

             Schwab Value Advantage Money Fund-Select Shares                  An annual fee, payable monthly, of
                                                                              seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

             Schwab Retirement Money Fund                                     An annual fee, payable monthly, of
                                                                              twenty one-hundredths of one percent
                                                                              (.20%) of the Fund's average daily net
                                                                              assets

             Schwab Municipal Money Fund-Value Advantage Shares               An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                          seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

             Schwab Municipal Money Fund-Select Shares                        An annual fee, payable monthly, of
                                                                              _______ one-hundredths of one percent
                                                                              (.XX%) of the Fund's average daily net
                                                                              assets

             Schwab Municipal Money Fund-Institutional Shares                 An annual fee, payable monthly, of
                                                                              _______ one-hundredths of one percent
                                                                              (.XX%) of the Fund's average daily net
                                                                              assets

             Schwab California Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)               seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

             Schwab New York Municipal Money Fund-Value Advantage Shares      An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                 seventeen one-hundredths of one percent
                                                                              (.17%) of the Fund's average daily net
                                                                              assets

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: ____________________________
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: ____________________________
                                        Randall W. Merk,
                                        Executive Vice President

Dated: ________________